UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6499

Name of Fund:  MuniYield California Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield California Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield California
Fund, Inc.


Annual Report
October 31, 2003



MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield California Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 12.86%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.




MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


In a very volatile period for interest rates, we maintained our focus on increasing current return and credit quality in the portfolio while also minimizing the Fund's price volatility.


Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices--which move in the opposite direction of yields--rose in response to weak equity markets, concerns about a growing conflict in Iraq, and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower for the remainder of the fiscal year. At the end of the 12-month period, long-term U.S. Treasury bond yields were 5.13%, 15 basis points (.15%) higher than a year earlier. The relatively modest yield increase year-over-year masks the considerable month-to-month volatility in interest rates during the period.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds. Yield movements were less volatile than those experienced by U.S. Treasury issues, because municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic increase in new bond issuance during the fiscal year. State and local governments took advantage of historically low interest rates to finance existing infrastructure needs and refinance outstanding high-interest-rate debt. During the past 12 months, municipalities issued nearly
$400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. Less than $90 billion in long-term tax-exempt bonds was underwritten during the period's last three months, a decline of nearly 10% versus the same three months of 2002. This decline in supply helped support the tax-exempt market's recent performance.


How did conditions in the state of California affect the Fund?

In July 2003, Standard & Poor's downgraded California's credit rating to BBB, the lowest of any state in the nation. The credit downgrade stemmed from uncertainty about California's financial situation, characterized by a deficit that then exceeded
$38 billion. Since that time, the state managed to pass a budget. Unfortunately for California's finances, the budget included record amounts of new borrowing and lacked provisions to significantly cut government spending or increase tax revenues. To close its budget gap, California plans to issue new general obligation debt, quasi-state-backed bonds secured by a legal settlement with the tobacco industry, and "fiscal recovery" bonds to refinance California's high-interest-rate debt. Some of these bond issues, however, are likely to face legal challenges.

California's political situation was clarified in October, when Arnold Schwarzenegger won a recall election to succeed Gray Davis as governor. It is, however, unclear whether this election will lead to significant changes in the state's fiscal responsibility or in its financial condition.

California general debt obligations offered as much as 75 basis points of additional yield relative to comparable AAA-rated municipal bonds during the period, reflecting investors' concern about the state's credit problems. As the period progressed, that spread narrowed to 35 basis points before widening to 50 basis points late in the period. The more recent wider spreads were prompted by renewed skepticism following the recall and anticipated new bond supply.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



How did the Fund perform during the period in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniYield California Fund, Inc. had a net annualized yield of 6.41%, based on a year-end per share net asset value of $15.17 and $.972 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.14%, based on a change in per share net asset value from $15.14 to $15.17, and assuming reinvestment of $.972 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Stock was +1.08%, based on a change in per share net asset value from $15.52 to $15.17, and assuming reinvestment of $.486 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of 2.11% for Series A, ..69% for Series B and .91% for Series C.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund's performance, based on net asset value, for the fiscal year exceeded that of its comparable Lipper category of California Municipal Debt Funds, which had an average return of +5.40% for the same 12-month period. The Fund's above-average current return was achieved by maximizing coupon income during the period and maintaining a low duration profile. In a highly volatile interest rate environment, the shorter duration helped us to insulate the Fund from spikes in interest rates.


What changes were made to the portfolio during the period?

We made few changes to the portfolio's mix of investments. The Fund benefited from receiving a higher-than-average stream of coupon payments from its bonds, the result of a structure put in place in prior years during a more favorable interest rate environment.

With interest rates at historically low levels, and given our belief in the potential for higher rates in the future, we continued to follow a relatively defensive investment strategy and keep the Fund's duration below that of its peers. Generally, the lower the duration, the less an investment will fluctuate in value as interest rates move up or down. Because market rates moved upward during the period, having a lower-than-average duration helped performance.

In terms of leverage, the Fund's borrowing costs remained between ..75%-1.25% during the fiscal year. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

We continued to position the portfolio defensively, keeping its duration shorter than our Lipper group. Our focus is on maintaining the Fund's net asset value, as we anticipate continued interest rate volatility. We believe the Fund's defensive structure should mute some of the price volatility that may result if long-term market rates continue to rise.


Walter C. O'Connor
Vice President and Portfolio Manager


November 11, 2003



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Schedule of Investments                                                                                      (In Thousands)
            S&P        Moody's    Face
            Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California--134.0%

                                            ABAG Finance Authority for Nonprofit Corporations, California,
                                            Revenue Refunding Bonds:
            BBB+       NR*        $ 2,000     COP (Episcopal Homes Foundation), 5.125% due 7/01/2018              $   1,911
            BBB        NR*          1,730     (Redwood Senior Homes and Services), 6% due 11/15/2022                  1,754

            AAA        Aaa          3,975   Antioch Area Public Facilities Financing Agency, California,
                                            Special Tax (Community Facilities District Number 1989-1),
                                            5.70% due 8/01/2022 (a)                                                   4,367

            AAA        Aaa          4,690   Arcata, California, Joint Powers Financing Authority, Tax Allocation
                                            Revenue Refunding Bonds (Community Development Project Loan),
                                            Series A, 6% due 8/01/2023 (a)                                            4,944

            AAA        Aaa          2,500   Bakersfield, California, COP, Refunding (Convention Center Expansion
                                            Project), 5.80% due 4/01/2017 (h)                                         2,813

            AA-        Aa2          6,900   California HFA, Home Mortgage Revenue Bonds, Series D, 5.85% due
                                            8/01/2017                                                                 7,327

                                            California Health Facilities Finance Authority Revenue Bonds:
            AAA        NR*          5,000     (Kaiser Permanente), RIB, Series 26, 9.64% due 6/01/2022 (f)(j)         5,726
            NR*        Aa3          2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018            2,981

            AAA        Aaa          1,490   California Health Facilities Finance Authority, Revenue Refunding
                                            Bonds (Pomona Valley Hospital Medical Center), Series A, 5.625%
                                            due 7/01/2019 (h)                                                         1,626

                                            California Infrastructure and Economic Development Bank Revenue
                                            Bonds:
            AAA        Aaa          2,520     (Asian Museum Foundation of San Francisco), 5.50% due
                                              6/01/2018 (h)                                                           2,776
            A-         NR*          4,990     (J. David Gladstone Institute Project), 5.50% due 10/01/2022            5,219

            BBB+       Baa2        13,000   California Pollution Control Financing Authority, Solid Waste
                                            Disposal Revenue Refunding Bonds (Republic Services Inc. Project),
                                            AMT, Series C, 5.25% due 6/01/2023                                       12,961

                                            California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage-Backed Securities Program), AMT:
            NR*        Aaa            445     Series A-1, 6.90% due 12/01/2024 (d)(g)                                   470
            AAA        NR*            525     Series B, 6.15% due 6/01/2020 (e)                                         553

                                            California State Department of Veteran Affairs, Home Purpose Revenue
                                            Refunding Bonds:
            AAA        Aaa          3,000     Series A, 5.30% due 12/01/2021 (a)                                      3,118
            A          Aa2          5,970     Series C, 5.875% due 12/01/2015                                         6,393
            A          Aa2          9,315     Series C, 6.05% due 12/01/2020                                          9,945
            A          Aa2          2,500     Series C, 6.15% due 12/01/2027                                          2,561

            BBB+       A3           4,500   California State, Department of Water Resources, Power Supply
                                            Revenue Bonds, Series A, 5.75% due 5/01/2017                              4,911

            AA         Aa3          8,000   California State Department of Water Resources Revenue Bonds
                                            (Central Valley Project), 5.25% due 7/01/2022                             8,024

                                            California State, GO, Refunding:
            BBB        A3           8,000     5.75% due 5/01/2030                                                     8,265
            A          A3           2,785     (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                        2,831



Portfolio Abbreviations


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
            S&P        Moody's    Face
            Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California (continued)

                                            California State Public Works Board, Lease Revenue Bonds:
            AAA        Aaa        $ 2,000     (California State University), Series C, 5.40% due
                                              10/01/2022 (h)                                                      $   2,097
            AAA        NR*          8,500     DRIVERS, Series 209, 9.91% due 3/01/2016 (a)(j)                        10,265
            BBB-       Aaa          6,800     (Department of Corrections), Series A, 7% due 11/01/2004 (i)            7,339
            AAA        Aaa          6,645     (Department of Health Services), Series A, 5.75% due 11/01/2017 (h)     7,271

                                            California State University and Colleges, Housing System Revenue
                                            Refunding Bonds (c):
            AAA        Aaa          3,000     5.75% due 11/01/2015                                                    3,307
            AAA        Aaa          3,500     5.80% due 11/01/2017                                                    3,859
            AAA        Aaa          3,900     5.90% due 11/01/2021                                                    4,311

            BBB        A3           6,850   California State, Various Purpose, GO, 5.50% due 11/01/2033               6,950

            AAA        Aaa          5,250   California Statewide Communities Development Authority, COP
                                            (John Muir/Mount Diablo Health System), 5.125% due 8/15/2022 (h)          5,439

                                            California Statewide Communities Development Authority, Health
                                            Facility Revenue Bonds (Memorial Health Services), Series A:
            A-         A3           3,270     6% due 10/01/2023                                                       3,458
            A-         A3           3,000     5.50% due 10/01/2033                                                    3,011

            A+         A1           5,000   California Statewide Communities Development Authority Revenue
                                            Bonds (Sutter Health), Series B, 5.50% due 8/15/2028                      5,055

            BBB        Baa2         2,000   Central California, Joint Powers Health Financing Authority, COP
                                            (Community Hospitals of Central California), 6% due 2/01/2020             2,080

            AAA        Aaa          2,000   Chino Basin, California, Regional Financing Authority Revenue Bonds
                                            (Inland Empire Utility Agency Sewer Project), 5.75% due 11/01/2019 (h)    2,251

            AAA        Aaa          2,705   Contra Costa County, California, Public Financing Lease Revenue
                                            Refunding Bonds (Various Capital Facilities), Series A, 5.30% due
                                            8/01/2020 (h)                                                             2,873

            AAA        Aaa          2,500   Davis, California, Joint Unified School District, Community
                                            Facilities District, Special Tax Refunding Bonds, Number 1, 5.50%
                                            due 8/15/2021 (h)                                                         2,698

            BBB        Baa2         5,650   Golden State Tobacco Securitization Corporation of California,
                                            Tobacco Settlement Revenue Bonds, Series A-4, 7.80% due 6/01/2042         5,775

            NR*        Aaa          9,957   Industry, California, Urban Development Agency, Tax Allocation
                                            Refunding Bonds, RIB, Series 632-X, 9.72% due 5/01/2021 (h)(j)           11,611

            NR*        Aaa          2,000   Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                                            6.20% due 11/01/2031 (a)                                                  2,283

            AAA        Aaa         10,000   Los Angeles, California, Community College District, GO, Series A,
                                            5.50% due 8/01/2021 (h)                                                  10,829

            AAA        Aaa          3,645   Los Angeles, California, Community Redevelopment Agency, Tax
                                            Allocation Refunding Bonds (Bunker Hill), Series H, 6.50% due
                                            12/01/2015 (f)                                                            3,734

                                            Los Angeles, California, Department of Water and Power, Electric
                                            Plant Revenue Refunding Bonds:
            AA-        Aaa         11,865     6% due 2/15/2005 (i)                                                   12,718
            NR*        Aa3          4,920     RIB, Series 370, 10.67% due 2/15/2024 (j)                               5,628

                                            Los Angeles, California, Harbor Department Revenue Bonds, AMT:
            AAA        Aaa          4,000     RITR, Series RI-7, 10.945% due 11/01/2026 (h)(j)                        4,953
            AA         Aa2          2,000     Series B, 6% due 8/01/2015                                              2,210
            AA         Aa2          6,000     Series B, 5.375% due 11/01/2023                                         6,122

            AAA        Aaa          9,000   Los Angeles, California, Wastewater System Revenue Bonds, Series A,
                                            5% due 6/01/2023 (c)                                                      9,136



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
            S&P        Moody's    Face
            Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California (continued)

            AAA        Aaa        $ 4,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Bonds (Proposition C), Second Tier,
                                            Senior Series A, 5.50% due 7/01/2005 (a)(i)                           $   4,363

            AAA        Aaa          5,000   Los Angeles County, California, Public Works Financing Authority,
                                            Lease Revenue Bonds (Multiple Capital Facilities Project VI),
                                            Series A, 5.625% due 5/01/2026 (a)                                        5,377

            AAA        Aaa          8,705   Modesto, California, Wastewater Treatment Facilities Revenue Bonds,
                                            5.625% due 11/01/2017 (h)                                                 9,762

            AAA        Aaa          1,750   North City-West, California, School Facilities Financing Authority,
                                            Special Tax Refunding Bonds, Series B, 5.75% due 9/01/2015 (f)            1,969

                                            Oakland, California, Joint Powers Financing Authority, Lease Revenue
                                            Bonds (Oakland Administration Buildings) (a):
            AAA        Aaa          2,000     5.90% due 8/01/2016                                                     2,252
            AAA        Aaa         11,395     5.75% due 8/01/2021                                                    12,634

                                            Oakland, California, Unified School District, Alameda County, GO,
                                            Series F (h):
            AAA        Aaa          3,290     5.50% due 8/01/2017                                                     3,646
            AAA        Aaa          3,770     5.50% due 8/01/2018                                                     4,156

            AAA        Aaa          1,750   Pleasant Valley, California, School District, Ventura County, GO,
                                            Series C, 5.75% due 8/01/2025 (b)(h)                                      1,930

            AAA        Aaa         10,600   Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                            5.40% due 11/01/2017 (h)                                                 11,632

            NR*        Aaa          5,808   Port Oakland, California, RIB, Refunding, AMT, Series 717X, 9.44%
                                            due 11/01/2027 (c)(j)                                                     6,125

            AAA        Aaa          4,315   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds (Rancho Redevelopment Project), 5.25% due 9/01/2020 (f)   4,553

            AAA        Aaa          2,345   Richmond, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds (Harbour Redevelopment Project), Series A, 5.50%
                                            due 7/01/2018 (h)                                                         2,584

            AAA        Aaa          4,000   Roseville, California, Electric System Revenue Bonds, COP, 5.50%
                                            due 8/01/2009 (f)(i)                                                      4,648

            AAA        Aaa          5,000   Sacramento, California, Municipal Utility District, Electric
                                            Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (h)               5,180

                                            Sacramento County, California, Sanitation District Financing
                                            Authority, Revenue Refunding Bonds:
            AA         Aa3          4,500     RIB, Series 366, 10.42% due 12/01/2027 (j)                              5,279
            AA         Aa3          5,695     Series A, 5.60% due 12/01/2017                                          6,211
            AA         Aa3          6,190     Series A, 5.75% due 12/01/2018                                          6,773
            AA         Aa3          3,750     Trust Receipts, Class R, Series A, 10.591% due 12/01/2019 (j)           4,511

            AAA        Aaa         10,100   San Bernardino, California, City Unified School District, GO,
                                            Refunding, Series A, 5.875% due 8/01/2024 (c)                            11,149

            AAA        Aaa          3,000   San Bernardino, California, Joint Powers Financing Authority,
                                            Lease Revenue Bonds (Department of Transportation Lease), Series A,
                                            5.50% due 12/01/2020 (h)                                                  3,268

            AAA        Aaa          5,000   San Bernardino, California, Joint Powers Financing Authority, Tax
                                            Allocation Revenue Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)    5,495

                                            San Francisco, California, City and County Airports Commission,
                                            International Airport Revenue Bonds, AMT, Second Series:
            AAA        Aaa          3,000     Issue 5, 6.50% due 5/01/2019 (c)                                        3,137
            AAA        Aaa          4,525     Issue 6, 6.60% due 5/01/2020 (a)                                        4,734
            AAA        Aaa          2,000     Issue 11, 6.25% due 5/01/2005 (c)(i)                                    2,163



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003


Schedule of Investments (continued)                                                                          (In Thousands)
            S&P        Moody's    Face
            Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
California (concluded)

            AA         Aa3        $ 1,720   San Francisco, California, City and County Educational Facilities,
                                            GO (Community College), Series A, 5.75% due 6/15/2019                 $   1,924

            AAA        Aaa          4,715   San Francisco, California, City and County Redevelopment Agency,
                                            Lease Revenue Refunding Bonds (George R. Moscone Convention Center),
                                            6.80% due 7/01/2019 (f)                                                   4,979

            AA         Aa3          1,310   San Francisco, California, City and County Zoo Facilities, GO,
                                            Series B, 5.75% due 6/15/2019                                             1,466

            AAA        Aaa          4,590   San Joaquin Hills, California, Transportation Corridor Agency,
                                            Toll Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (h)      4,729

            AAA        Aaa          2,020   Santa Clara, California, Unified School District, GO, 5.50% due
                                            7/01/2021 (c)                                                             2,187

            NR*        A3           3,500   Santa Clara County, California, Housing Authority, M/F Housing
                                            Revenue Bonds (John Burns Gardens Apartments Project), AMT, Series A,
                                            6% due 8/01/2041                                                          3,501

            NR*        Aaa          5,125   Santa Clara Valley, California, Water District, COP, Refunding, RIB,
                                            Series 411, 10.67% due 2/01/2024 (c)(j)                                   5,447

            AAA        Aaa          4,000   Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                                            (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)         4,493

            AAA        Aaa          2,000   Sequoia, California, Unified High School District, GO, 5.70% due
                                            7/01/2005 (f)(i)                                                          2,188

            AAA        Aaa          2,265   South Bayside, California, Waste Management Authority, Waste System
                                            Revenue Bonds, 5.75% due 3/01/2020 (a)                                    2,526

            AAA        NR*            180   Southern California Home Finance Authority, S/F Mortgage Revenue
                                            Bonds (Mortgage-Backed Securities Program), AMT, Series A, 6.75%
                                            due 9/01/2022 (e)                                                           180

            AAA        Aaa          3,235   Taft, California, Public Financing Authority, Lease Revenue Bonds
                                            (Community Correctional Facility), Series A, 6.05% due 1/01/2017 (h)      3,634

            A+         A1           1,310   Torrance, California, Hospital Revenue Refunding Bonds (Torrance
                                            Memorial Medical Center), Series A, 6% due 6/01/2022                      1,406

                                            Vernon, California, Electric System Revenue Bonds (Malburg Generating
                                            Station Project):
            BBB+       A2           2,740     5.50% due 4/01/2022                                                     2,769
            BBB+       A2           1,250     5.50% due 4/01/2023                                                     1,261
            BBB+       A2           2,250     5.30% due 4/01/2026                                                     2,228

            AAA        Aaa          5,000   Vista, California, Joint Powers Financing Authority, Lease Revenue
                                            Refunding Bonds, 5.625% due 5/01/2016 (h)                                 5,615


Puerto Rico--1.9%

            AAA        Aaa          2,140   Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Highway Revenue Bonds, Series Y, 5.50% due 7/01/2006 (h)(i)               2,390

            AAA        Aaa          2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                            Series X, 5.50% due 7/01/2025 (h)                                         2,724

            A-         A3           1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                            Series U, 6% due 7/01/2014                                                1,047


Virgin Islands--0.9%

            BBB-       Baa3         3,000   Virgin Islands Government Refinery Facilities Revenue Bonds
                                            (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                         3,022

                                            Total Municipal Bonds (Cost--$414,295)--136.8%                          441,986



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                                  Shares
                                  Held      Short-Term Securities                                                   Value
                                   14,333   CMA California Municipal Money Fund++++                               $  14,333

                                            Total Short-Term Securities (Cost--$14,333)--4.4%                        14,333

            Total Investments (Cost--$428,628)--141.2%                                                              456,319
            Other Assets Less Liabilities--2.1%                                                                       6,836
            Preferred Stock, at Redemption Value--(43.3%)                                                         (140,000)
                                                                                                                  ---------
            Net Assets Applicable to Common Stock--100.0%                                                         $ 323,155
                                                                                                                  =========

(a)AMBAC Insured.

(b)Escrowed to maturity.

(c)FGIC Insured.

(d)FHLMC Collateralized.

(e)FNMA/GNMA Collateralized.

(f)FSA Insured.

(g)GNMA Collateralized.

(h)MBIA Insured.

(i)Prerefunded.

(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

*Not Rated.

++Ratings of issues shown are unaudited.

++++Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                            (in Thousands)
                                     Net          Dividend
Affiliate                          Activity        Income

CMA California Municipal
Money Fund                          14,333          $39


See Notes to Financial Statements.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2003 were as follows:


                                    Percent of
                                      Total
S&P Rating/Moody's Rating          Investments

AAA/Aaa                                62.5%
AA/Aa                                  17.0
A/A                                    11.4
BBB/Baa                                 6.0
NR (Not Rated)                          3.1



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Statement of Net Assets

As of October 31, 2003
Assets

               Investments, at value (identified cost--$428,628,180)                                        $   456,319,439
               Cash                                                                                                  13,159
               Receivables:
                 Interest                                                                 $     9,108,826
                 Securities sold                                                                5,096,678
                 Dividends from affiliates                                                            185        14,205,689
                                                                                          ---------------
               Prepaid expenses                                                                                       6,380
                                                                                                            ---------------
               Total assets                                                                                     470,544,667
                                                                                                            ---------------

Liabilities

               Payables:
                 Securities purchased                                                           6,927,770
                 Investment adviser                                                               216,310
                 Dividends to Common Stock shareholders                                           203,361
                 Other affiliates                                                                   3,304         7,350,745
                                                                                          ---------------
               Accrued expenses                                                                                      38,737
                                                                                                            ---------------
               Total liabilities                                                                                  7,389,482
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,400 Series A shares, 2,400 Series B shares and 800 Series C shares of AMPS* issued and outstanding at $25,000 per share
               liquidation preference)                                                                          140,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   323,155,185
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (21,295,255 shares issued
               and outstanding)                                                                             $     2,129,526
               Paid-in capital in excess of par                                                                 299,957,928
               Undistributed investment income--net                                       $     2,970,378
               Accumulated realized capital losses on investments--net                        (9,593,906)
               Unrealized appreciation on investments--net                                     27,691,259
                                                                                          ---------------
               Total accumulated earnings--net                                                                   21,067,731
                                                                                                            ---------------
               Total--Equivalent to $15.17 net asset value per share of Common Stock
               (market price--$14.15)                                                                       $   323,155,185
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Statement of Operations

For the Year Ended October 31, 2003
Investment Income

               Interest                                                                                     $    25,738,724
               Dividends from affiliates                                                                             38,849
                                                                                                            ---------------
               Total income                                                                                      25,777,573
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     2,339,566
               Commission fees                                                                    366,072
               Accounting services                                                                155,728
               Transfer agent fees                                                                 62,504
               Professional fees                                                                   47,952
               Listing fees                                                                        29,293
               Directors' fees and expenses                                                        26,743
               Printing and shareholder reports                                                    26,451
               Custodian fees                                                                      25,038
               Pricing fees                                                                        15,171
               Other                                                                               45,684
                                                                                          ---------------
               Total expenses before reimbursement                                              3,140,202
               Reimbursement of expenses                                                         (28,953)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 3,111,249
                                                                                                            ---------------
               Investment income--net                                                                            22,666,324
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                                   (41,823)
               Change in unrealized appreciation on investments--net                                              1,001,147
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                               959,324
                                                                                                            ---------------

Dividends & Distributions to Preferred Stock Shareholders

               Investment income--net                                                                           (2,052,104)
               Realized gain on investments--net                                                                    (6,976)
                                                                                                            ---------------
               Total dividends and distributions to Preferred Stock shareholders                                (2,059,080)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    21,566,568
                                                                                                            ===============

See Notes to Financial Statements.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations

               Investment income--net                                                     $    22,666,324   $    22,702,565
               Realized gain (loss) on investments--net                                          (41,823)         4,745,197
               Change in unrealized appreciation on investments--net                            1,001,147       (6,145,783)
               Dividends and distributions to Preferred Stock shareholders                    (2,059,080)       (2,476,760)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            21,566,568        18,825,219
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Stock Shareholders

               Investment income--net                                                        (20,698,988)      (20,592,555)
               Realized gain on invesments--net                                                  (57,092)          (60,340)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to Common Stock shareholders                                                  (20,756,080)      (20,652,895)
                                                                                          ---------------   ---------------

Common Stock Transactions

               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends and distributions                                                          --         1,648,690
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase (decrease) in net assets applicable to Common Stock                 810,488         (178,986)
               Beginning of year                                                              322,344,697       322,523,683
                                                                                          ---------------   ---------------
               End of year*                                                               $   323,155,185   $   322,344,697
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $     2,970,378   $     3,055,193
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003          2002        2001++       2000++        1999++
Per Share Operating Performance

               Net asset value, beginning of year            $    15.14   $    15.22   $    14.19   $    13.32   $    16.23
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                          1.06++++     1.07++++         1.03         1.02         1.03
               Realized and unrealized gain (loss) on
               investments--net                                     .04        (.06)         1.05          .88       (2.25)
               Dividends and distributions to
               Preferred Stock shareholders:
                 Investment income--net                           (.10)        (.12)        (.20)        (.23)        (.14)
                 Realized gain on investments--net                --+++        --+++           --           --        (.04)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.05)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.00          .89         1.88         1.67       (1.45)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                 Investment income--net                           (.97)        (.97)        (.85)        (.80)        (.88)
                 Realized gain on investments--net                --+++        --+++           --           --        (.24)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.97)        (.97)        (.85)        (.80)       (1.46)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    15.17   $    15.14   $    15.22   $    14.19   $    13.32
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $    14.15   $    14.46   $    15.10   $  13.0625   $   12.625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on market price per share                    4.64%        2.18%       22.71%       10.18%     (16.13%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                 7.14%        6.14%       13.85%       13.45%      (9.70%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Expenses, net of reimbursement**                    .95%         .99%        1.00%        1.02%         .98%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                    .96%         .99%        1.00%        1.02%         .98%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                     6.93%        7.13%        7.00%        7.51%        6.86%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred
               Stock shareholders                                  .63%         .77%        1.37%        1.69%         .96%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common
               Stock shareholders                                 6.30%        6.36%        5.63%        5.82%        5.90%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Expenses, net of reimbursement                      .67%         .69%         .69%         .69%         .68%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .67%         .69%         .69%         .69%         .68%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       4.84%        4.95%        4.83%        5.05%        4.77%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          1.46%        1.76%        3.04%        3.47%        2.18%
                                                             ==========   ==========   ==========   ==========   ==========



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003


Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003          2002        2001++       2000++        1999++
Supplemental Data

               Net assets applicable to Common Stock,
               end of year (in thousands)                    $  323,155   $  322,345   $  322,524   $  300,503   $  282,114
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of
               year (in thousands)                           $  140,000   $  140,000   $  140,000   $  140,000   $  140,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                20.24%       49.87%       58.17%       93.01%      146.39%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,308   $    3,302   $    3,304   $    3,146   $    3,015
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net              $      569   $      607   $      802   $      865   $      527
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      217   $      322   $      721   $      875   $      546
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      207   $      292   $      745   $      875   $      591
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

++Certain prior year amounts have been reclassified to conform to current year presentation.

++++Based on average shares outstanding.

+++Amount is less than $(.01) per share.

See Notes to Financial Statements.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no significant reclassifications in the current year.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $28,953.

For the year ended October 31, 2003, the Fund reimbursed FAM $10,137 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $91,629,906 and $103,307,130, respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains as of October 31, 2003 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)              Gains

Long-term investments            $     1,039,962    $    27,691,259
Forward interest rate swaps              418,600                 --
Financial futures contracts          (1,500,385)                 --
                                 ---------------    ---------------
Total                            $      (41,823)    $    27,691,259
                                 ===============    ===============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $27,856,965, of which $28,771,299 related to appreciated securities and $914,334 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $428,462,474.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.


Common Stock
Shares issued and outstanding during the year ended October 31, 2003 remained constant and during the year ended October 31, 2002 increased by 110,780 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were: Series A, .81%; Series B, .75% and Series C, .80%.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $85,191 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.081000 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:


                                      10/31/2003         10/31/2002

Distributions paid from:
   Tax-exempt income             $    22,751,092    $    23,054,683
   Ordinary income                        64,068             74,971
                                 ---------------    ---------------
Total distributions              $    22,815,160    $    23,129,654
                                 ===============    ===============


As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                $     2,804,671
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         2,804,671
Capital loss carryforward                              (8,339,735)*
Unrealized gains--net                                  26,602,795**
                                                    ---------------
Total accumulated earnings--net                     $    21,067,731
                                                    ===============



*On October 31, 2003, the Fund had a net capital loss carryforward of $8,339,735, of which $7,985,889 expires in 2008 and $353,846 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of MuniYield California Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2003




Important Tax Information (unaudited)



All of the net investment income distributions paid by MuniYield
California Fund, Inc. during its taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:


                                                Payable        Ordinary
                                                  Date          Income

Common Stock Shareholders                       12/30/2002     $.002681

Preferred Stock Shareholders:    Series A       12/02/2002     $   1.72
                                 Series B       11/29/2002     $    .91
                                 Series C       11/29/2002     $    .83


Please retain this information for your records.




MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan (concluded)


In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch       124 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       present   1993 to Funds since 1999; Chairman
Age: 63                                       (Americas Region) of MLIM from 2000 to
                                              2002; Executive Vice President of MLIM
                                              and FAM (which terms as used herein include
                                              their corporate predecessors) from 1983 to
                                              2002; President of FAM Distributors, Inc.
                                              ("FAMD") from 1986 to 2002 and Director
                                              thereof from 1991 to 2002; Executive Vice
                                              President and Director of Princeton Services,
                                              Inc. ("Princeton Services") from 1993 to
                                              2002; President of Princeton Administrators,
                                              L.P. from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*


James H. Bodurtha      Director     1995 to   Director, The China Business Group, Inc.      40 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 59                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey fromc 1980 to 1993.


Joe Grills             Director     2002 to   Member of the Committee of Investment of      40 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    59 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment
                                              Advisory Committee of the Virginia
                                              Retirement System since 1998 and Vice
                                              Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and Vice
                                              Chairman thereof since 2000; Member of the
                                              Investment Committee of the Woodberry Forest
                                              School since 2000; Member of the Investment
                                              Committee of the National Trust for Historic
                                              Preservation since 2000.


Herbert I. London      Director     1992 to   John M. Olin Professor of Humanities, New     40 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)


Andre F. Perold        Director     1992 to   George Gund Professor of Finance and          40 Funds       None
P.O. Box 9095                       present   Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the
Age: 51                                       Board, UNX, Inc. since 2003; Director,
                                              Sanlam Limited and Sanlam Life since
                                              2001; Director, Genbel Securities and
                                              Gensec Bank since 1999; Director,
                                              Stockback.com from 2002 to 2002;
                                              Director, Bulldogresearch.com from 2000
                                              to 2001; Director, Sanlam Investment
                                              Management from 1999 to 2001; Director,
                                              Quantec Limited from 1991 to 1999.


Roberta Cooper Ramo    Director     1999 to   Shareholder, Modrall, Sperling, Roehl,        40 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                 of the Board since 2000; Director of ECMC,
Age: 61                                       Inc. since 2001.


Robert S. Salomon, Jr. Director     2002 to   Principal of STI Management since 1994,       40 Funds       None
P.O. Box 9095                       present   Trustee of Commonfund from 1980 to 2001;      59 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9095                                 2001.
Age: 66


Stephen B. Swensrud    Director     2002 to   Chairman, Fernwood Advisors (investment       41 Funds       None
P.O. Box 9095                       present   adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(concluded)
                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,             and          1999 to   1999; Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    and
Age: 43                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 52


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 39


Walter C. O'Connor     Vice         1995 to   Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          President    present   Management) of MLIM from 2000 to 2003; Vice President of MLIM from
Princeton,                                    1994 to 2000.
NJ 08543-9011
Age: 42


Brian D. Stewart       Secretary    2003 to   Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                       present   from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MYC



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD CALIFORNIA FUND, INC., OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield California Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield California Fund, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.